Exhibit 10.4

Execution Version

FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT

made by

CARMIKE CINEMAS, INC.

and certain of its Subsidiaries

in favor of

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Collateral Trustee

Dated as of June 17, 2015

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SCHEDULES

Schedule 1	Notice Addresses
Schedule 2	Investment Property
Schedule 3	Perfection Matters
Schedule 4	Jurisdictions of Organization and Chief Executive Offices
Schedule 5	Inventory and Equipment Locations
Schedule 6	Intellectual Property
Schedule 7	Material Contracts
Schedule 8	Existing Prior Liens
Schedule 9	Commercial Tort Claims
Schedule 10	Deposit Accounts
Schedule 11	Letter-of-Credit Rights

ANNEXES

Annex 1	Form of Assumption Agreement
Annex 2	Form of Acknowledgement and Consent

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FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of June 17, 2015, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee (in such capacity, the “Collateral Trustee”) acting pursuant to this Agreement for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to that certain credit agreement dated June 17, 2015 by and between Carmike Cinemas, Inc. as Borrower and the banks and other financial institutions or entities party thereto as Lenders (as amended, supplemented or otherwise modified, amended and restated, refinanced or otherwise replaced from time to time, the “Credit Agreement”), the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the extensions of credit provided under the Credit Agreement will be used to refinance and replace the Borrower’s existing indebtedness and revolving credit facility;

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement and, to the extent applicable, of Qualified Counterparties to provide financial accommodations under Specified Hedge Agreements and Specified Cash Management Agreements that the Grantors shall have executed and delivered this Agreement to the Collateral Trustee for the ratable benefit of the Secured Parties; and

WHEREAS, the parties intend that the Priority Lien Debt Obligations of all subsequent holders of such obligations also be secured by the Collateral and guaranteed by the Guarantors pursuant to this Agreement, and as provided in the Collateral Trust Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to induce Qualified Counterparties to enter into Specified Hedge Agreements and Specified Cash Management Agreements, and to induce the other holders of Priority Lien Debt Obligations to make their respective extensions of credit and financial accommodations to the Borrower pursuant to the Priority Lien Debt Documents to which such holders are a party, each Grantor hereby agrees with the Collateral Trustee, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1. Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC (and if defined in more than one Article of the New York UCC, shall have the meaning given in Article 9 thereof): Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles,

Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations. The terms “Bank Product Obligations”, “Hedging Obligations”, “Priority Lien Debt”, “Priority Lien Debt Documents”, “Priority Lien Debt Obligations” and “Priority Lien Debt Representative” shall have the meanings given to them in the Collateral Trust Agreement.

(b) The following terms shall have the following meanings:

“Act of Required Debtholders”: as to any matter at any time, a direction in writing delivered to the Collateral Trustee by or with the written consent of the holders of Priority Lien Debt Obligations constituting Required Debtholders, accompanied (if requested by the Collateral Trustee) by an indemnity or security reasonably satisfactory to the Collateral Trustee sufficient to protect it against any and all costs, losses, liabilities and expenses that may be incurred by it by reason of taking or continuing to take such direction.

“Agreement”: this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Borrower Cash Management Agreement Obligations”: the collective reference to all obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in any Specified Cash Management Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Cash Management Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Qualified Counterparty that are required to be paid by the Borrower pursuant to the terms of any Specified Cash Management Agreement).

“Borrower Credit Agreement Obligations”: the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Agent, any Issuing Lender or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agents, the Issuing Lenders or the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

“Borrower Hedge Agreement Obligations”: the collective reference to all obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in any Specified Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Qualified

Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Qualified Counterparty that are required to be paid by the Borrower pursuant to the terms of any Specified Hedge Agreement).

“Borrower Obligations”: the collective reference to (i) the Borrower Credit Agreement Obligations, (ii) the Borrower Cash Management Agreement Obligations, (iii) the Borrower Hedge Agreement Obligations, (iv) the obligations of the Borrower constituting other Priority Lien Debt Obligations, and (v) all other obligations and liabilities of the Borrower, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement (including, without limitation, all fees and disbursements of counsel to the Agents or to the Secured Parties that are required to be paid by the Borrower pursuant to the terms of this Agreement); provided, however, that Borrower Obligations shall not include any Excluded Swap Obligations.

“Contracts”: all contracts and agreements of any Grantor, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

“Collateral”: as defined in Section 3.

“Collateral Account”: any collateral account established by the Collateral Trustee as provided in Sections 6.1 or 6.4.

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Control”: (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the Uniform Commercial Code of the applicable jurisdiction; (2) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the Uniform Commercial Code of the applicable jurisdiction; (3) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the Uniform Commercial Code of the applicable jurisdiction; and (4) with respect to any other Investment Property, control within the meaning of Section 9-106 of the Uniform Commercial Code of the applicable jurisdiction.

“Copyrights”: (i) all copyrights and works of authorship arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”: any written agreement naming any Grantor as licensor or licensee, including, without limitation, those listed in Schedule 6, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Deposit Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

“Excluded Swap Obligation”: with respect to any Guarantor, (x) as it relates to all or a portion of the Guarantee of such Guarantor, any Swap Obligation if, and to the extent that, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor becomes effective with respect to such Swap Obligation or (y) as it relates to all or a portion of the grant by such Guarantor of a security interest, any Swap Obligation if, and to the extent that, such Swap Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Foreign Subsidiary”: any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

“Foreign Subsidiary Voting Stock”: the voting Capital Stock of any Foreign Subsidiary.

“Grantors”: as defined in the preamble hereto.

“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document, or Priority Lien Debt Document, or any Specified Hedge Agreement or any Specified Cash Management Agreement, to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agents, the Collateral Trustee or to the Secured Parties that are required to be paid by such Guarantor pursuant to the terms of this Agreement, any other Loan Document or Priority Lien Debt Document, any Specified Hedge Agreement or any Specified Cash Management Agreement); provided, however, that Guarantor Obligations shall not include any Excluded Swap Obligations.

“Guarantors”: the collective reference to each Grantor, including the Borrower.

“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets and Trade Secret Licenses, and all rights to sue at law or in equity for any past, present and future infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”: any promissory note evidencing loans made by any Grantor to any Group Member.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

“Issuers”: the collective reference to each issuer of any Investment Property.

“Material Contracts”: the contracts and agreements listed in Schedule 7, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder, in each case for which breach, nonperformance, cancellation or failure to renew would reasonably be expected to have a Material Adverse Effect.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”: (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Patents”: (i) all letters patent and certificates of invention of the United States and any other country or any political subdivision thereof and all applications for any of the foregoing (and all inventions claimed therein and all improvements thereto) including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Patent License”: all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

“Pledged Notes”: all promissory notes (if any) listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

“Pledged Stock”: the shares of Capital Stock listed on Schedule 2, together with any other shares, certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that (i) in no event shall more than 66% of the total outstanding Foreign Subsidiary Voting Stock and 100% of the total outstanding non-voting Capital Stock of any Foreign Subsidiary be required to be pledged hereunder, and (ii) in no event shall the Borrower be required to pledge hereunder any shares of Capital Stock in SV Holdco, LLC, or in any publicly traded corporation (other than any Subsidiary) where the value of such shares of such publicly traded corporation does not exceed $10,000, and the value of all such shares for all such corporations does not exceed $50,000 in the aggregate.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from any Investment Property, collections thereon or distributions or payments with respect thereto.

“Qualified ECP Guarantor”: in respect of any Swap Obligations, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Receivable”: any right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Registered Intellectual Property”: all registrations and applications for registration of Trademarks, Patents and Copyrights.

“Required Debtholders”: at any time, holders of Priority Lien Debt Obligations owed or holding more than 50% of the aggregate sum of, without duplication: (a) the aggregate outstanding principal amount of Priority Lien Debt (including the face amount of any outstanding letters of credit whether or not then available or undrawn) and (b) the aggregate unfunded commitments to extend credit that, when funded, would constitute Priority Lien Debt; provided, however, that after (i) the termination or expiration of all commitments to extend credit that would constitute Priority Lien Debt, (ii) the payment in full in cash of the principal of and interest and premium (if any) on all Priority Lien Debt (other than any undrawn letters of credit), (iii) the discharge or cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Priority Lien Debt Documents) of all outstanding letters of credit constituting Priority Lien Debt, and (iv) the payment in full in cash of all other Priority Lien Debt Obligations other than any Priority Lien Debt Obligations consisting of Hedging Obligations and Bank Product Obligations, the term “Required Debtholders” will mean the holders of more than 50% of the sum of the aggregate “settlement amount” (or similar term) (as defined in the applicable Hedge Agreement relating to Priority Lien Debt Obligations consisting of a Hedging Obligation) or, with respect to any such Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (including any termination payments then due) under such Hedge Agreement, under all Hedge Agreements relating to Priority Lien Debt Obligations consisting of Hedging Obligations; provided that the “settlement amount” (or similar term) as of the last Business Day of the month preceding any date of determination shall be calculated by the appropriate swap counterparties and reported to the Collateral Trustee upon request; provided, further, that any Hedging Obligation with a “settlement amount” (or similar term) that is a negative number shall be disregarded for purposes of all calculations required by the term “Required Debtholders”. For purposes of this definition, (A) votes will be determined in accordance with the provisions of Section 7.2 of the Collateral Trust Agreement and (B) any Priority Lien Debt registered in the name of, or owned or held by the Borrower, any other Grantor or any of their respective Affiliates will be deemed not to be outstanding to the extent known by the applicable Priority Lien Debt Representative or the Collateral Trustee. For the purposes of this definition, “Hedge Agreement” shall have the meaning set forth in the Collateral Trust Agreement.

“Secured Parties”: the collective reference to the Lenders, the Issuing Lenders, the Qualified Counterparties, the Agents, the Collateral Trustee and all future holders of Priority Lien Debt Obligations and each Priority Lien Debt Representative.

“Securities Act”: the Securities Act of 1933, as amended.

“Swap Obligation”: with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Trademarks”: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, domain names, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

“Trademark License”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

“Trade Secrets”: all trade secrets and all other confidential or proprietary information and know-how whether or not the foregoing has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to the foregoing.

“Trade Secret Licenses”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right in or to Trade Secrets.

“Uncertificated Securities”: all “uncertificated securities” as defined in Article 8 of the Uniform Commercial Code of the applicable jurisdiction.

“Vehicles”: all cars, trucks, tractors, trailers, vans, construction and earth moving equipment and other motor vehicles and automotive equipment covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing; provided, however, “Vehicles” shall not include any aircraft, aircraft engine and parts, or any other appurtenances, accessions, avionics, accessories, or other equipment and parts related thereto.

1.2. Other Definitional Provisions. (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified. References to any Schedule shall mean such Schedule as amended, supplemented or otherwise as modified from time to time.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(d) Where the context requires, any affiliate of a Lender or an Agent which is party to a Specified Hedge Agreement or Specified Cash Management Agreement shall be deemed to be a “Lender” for purposes of this Agreement and such affiliate shall only be required to be an affiliate of a Lender or an Agent at the time the relevant Hedge Agreement or cash management agreement is entered into in order for such Hedge Agreement or cash management agreement to be eligible to be designated as a “Specified Hedge Agreement” or “Specified Cash Management Agreement”, as applicable.

SECTION 2. GUARANTEE

2.1. Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Collateral Trustee, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower and the other Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b) Anything herein or in any other Loan Document or other Priority Lien Debt Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents and other Priority Lien Debt Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Collateral Trustee hereunder.

(d) Each Guarantor agrees that the guarantee contained in this Section 2 shall be construed as a continuing guarantee of payment and performance and not merely of collectability.

(e) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Revolving Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement or other Priority Lien Debt Document the Borrower may be free from any Borrower Obligations.

(f) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Agent, the Collateral Trustee or any Lender or any other Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, no Letter of Credit shall be outstanding and the Revolving Commitments are terminated.

2.2. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Agents, the Collateral Trustee and other Secured Parties, and each Guarantor shall remain liable to the Agents, the Collateral Trustee and other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3. No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Priority Lien Debt Representative or any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Priority Lien Debt

Representative or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Agent or any Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Priority Lien Debt Representatives and other Secured Parties by the Borrower and the other Guarantors on account of the Obligations are paid in full, no Letter of Credit shall be outstanding and the Revolving Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Priority Lien Debt Representatives and other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Trustee in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Trustee, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Collateral Trustee may determine.

2.4. Amendments, etc. with respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by any Priority Lien Debt Representative or other Secured Party may be rescinded by such Priority Lien Debt Representative or such Secured Party and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Priority Lien Debt Representative or other Secured Party, and the Credit Agreement and the other Loan Documents and Priority Lien Debt Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Collateral Trustee (or the requisite holders of Priority Lien Debt Obligations under the respective Priority Lien Debt Documents, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Priority Lien Debt Representative or other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Trustee nor any Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Priority Lien Debt Representative or other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Priority Lien Debt Representatives and other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, marshaling, demand for payment, notice of dishonor and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to, and hereby waives all rights, claims and defenses that it might otherwise have (now or in the future) with respect to, each of the following: (1) the validity or enforceability of the Credit Agreement, any other Loan Document or Priority Lien Debt Document, Specified Hedge Agreement or Specified Cash Management Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Priority Lien Debt Representative or other Secured Party, (2) any defense, impairment, reduction, limitation, set-off or counterclaim (other than a defense of payment or performance in full) which may at any time be available to or be asserted by the Borrower or any other Person against any Priority Lien Debt Representative or other Secured Party, (3) any failure or omission to assert or enforce or agreement or election not to assert or enforce, delay in enforcement, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Obligations, (4) any exercise of remedies with respect to any security for the Obligations at such time and in such order and in such manner as the Collateral Trustee and the Secured Parties may decide and whether or not such action operates to impair or extinguish any right or remedy that any Guarantor would otherwise have, and without limiting the generality of the foregoing or any other provisions hereof, each Guarantor hereby expressly waives any and all benefits which might otherwise be available to such Guarantor under applicable law, including without limitation, California Civil Code Sections 2809, 2810, 2819, 2939, 2845, 2848, 2849, 2850, 2855, 2899 and 3433, or (5) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Priority Lien Debt Representative or other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Priority Lien Debt Representative or other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Agent or any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6. Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Priority Lien Debt Representative or other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Trustee without set-off or counterclaim in Dollars at the Funding Office specified in the Credit Agreement.

2.8. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8, or otherwise under this Guarantee, as it relates to such Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.8 shall remain in full force and effect until all Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Revolving Commitments are terminated. Each Qualified ECP Guarantor intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 3. GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Collateral Trustee, and hereby grants to the Collateral Trustee, for the ratable benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Contracts;

(d) all Deposit Accounts;

(e) all Documents (other than title documents with respect to Vehicles);

(f) all Equipment (other than Vehicles);

(g) all General Intangibles;

(h) all Instruments;

(i) all Intellectual Property;

(j) all Inventory;

(k) all Investment Property;

(l) all Letter-of-Credit Rights;

(m) all Commercial Tort Claims now or hereinafter described on Schedule 9

(n) all other personal property not otherwise described above (except for any property specifically excluded from any clause in this section above, and any property specifically excluded from any defined term used in any clause of this section above);

(o) all books and records pertaining to the Collateral; and

(p) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law, or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, the terms of any contract, license, lease, mortgage, deed to secure debt, deed of trust, security agreement or other agreement, instrument or other document evidencing, giving rise to or encumbering such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, in each case of any Person that is not a Subsidiary of the Borrower, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or such terms in such contract, license, lease, mortgage, deed to secure debt, deed of trust, security agreement or other agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law; provided, however, that the exclusions referred to above shall not include any Proceeds of any such property unless such proceeds would be excluded property under the terms hereof. Further, notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted in this Section 3 attach to (i) any interests of the Borrower in SV Holdco, LLC or Diginext LLC, or (ii) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to induce the Qualified Counterparties to enter into the Specified Hedge Agreements and the Specified Cash Management Agreements, and to induce the other holders of Priority Lien Debt Obligations to make their respective extensions of credit and financial accommodations to the Borrower pursuant to the Priority Lien Debt Documents to which they are a party, each Grantor hereby represents and warrants to each Secured Party as of the date hereof that:

4.1. Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents, the Specified Hedge Agreements or the Specified Cash Management Agreements to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and each Agent, the Collateral Trustee and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2. Title; No Other Liens. Except for the security interest granted to the Collateral Trustee for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement and Liens which will be terminated as of the Closing Date, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Trustee, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement, and financing statements, mortgages, deeds of trust, deeds to secure debt and other documents and instruments filed of record that evidence Liens that are being terminated in accordance with the requirements of the Credit Agreement. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property. The Collateral Trustee and each of the Secured Parties acknowledges that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Collateral Trustee to utilize, sell, lease or transfer the related Intellectual Property pursuant hereto.

4.3. Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on such Schedule, have been delivered to the Collateral Trustee in completed and duly executed form) will constitute valid perfected security interests in favor of the Collateral Trustee, for the ratable benefit of the Secured Parties, in all Collateral in which a security interest can be perfected by making such filings or taking such other actions described in Schedule 3, as collateral security for each Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any such Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for (i) unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law and (ii) Liens permitted to exist on the Collateral pursuant to the Credit Agreement.

4.4. No Consent or Authorization. No consent, authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by any Grantor of the Liens in the Collateral in favor of the Collateral Trustee for the benefit of the Secured Parties hereunder or (ii) the exercise by the Collateral Trustee of any rights or remedies in respect of any Collateral, except (A) for the filings specified on Schedule 3 and (B) as may be required, in connection with the disposition of any Investment Property, by laws generally affecting the offering and sale of securities.

4.5. Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor’s full legal name, type of organization, jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4. Such Grantor has furnished to the Collateral Trustee a certified charter, certificate of incorporation or other organization document and long-form good standing certificate from its state of incorporation or other organization as of a date which is recent to the date hereof.

4.6. Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule 5.

4.7. Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

4.8. Investment Property. (a) The shares of Pledged Stock described on Schedule 2 pledged by such Grantor hereunder constitute (i) all of the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or (ii) in the case of any Foreign Subsidiary Capital Stock owned by such Grantor, 66% of the outstanding Foreign Subsidiary Voting Stock and 100% of the total outstanding non-voting Capital Stock of each relevant Issuer.

(b) All of the shares of the Pledged Stock described on Schedule 2 have been duly and validly issued and are fully paid and non-assessable.

(c) No consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or first priority status of the security interest of the Collateral Trustee in any Pledged Stock described on Schedule 2 or the exercise by the Collateral Trustee of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except such as have been obtained.

(d) All of the Pledged Stock described on Schedule 2 constituting Capital Stock in a limited liability company or a partnership (if any) are not or do not represent interests that by their terms provide that they are securities governed by the Uniform Commercial Code of an applicable jurisdiction.

(e) Each of the Pledged Notes described on Schedule 2 constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(f) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement or as otherwise provided in Section 4.3.

4.9. Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Trustee, to the extent required by Section 5.2.

(b) None of the obligors on any Receivables in excess of $100,000 is a Governmental Authority.

(c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.

4.10. Material Contracts. (a) No consent of any party (other than such Grantor) to any Material Contract (other than any such consent required to effectuate the assignment of such agreement to any third party or to the Collateral Trustee upon the exercise of the Collateral Trustee’s rights following an Event of Default) is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement, except as has been obtained or as set forth on Schedule 7.

(b) Each Material Contract is in full force and effect as of the date hereof and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Material Contracts by any party thereto, other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Material Contract to any material adverse limitation, either specific or general in nature.

(d) Neither such Grantor nor (to the best of such Grantor’s knowledge) any of the other parties to the Material Contracts is in default in any material respect in the performance or observance of any of the terms thereof as of the date hereof.

(e) The right, title and interest of such Grantor in, to and under the Material Contracts are not subject to any defenses, offsets, counterclaims or claims as of the date hereof.

(f) Such Grantor has delivered to the Collateral Trustee a complete and correct copy of each Material Contract as in effect on the date hereof, including all amendments, supplements and other modifications thereto, except as set forth on Schedule 7.

(g) No amount payable to such Grantor under or in connection with any Material Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Trustee, to the extent required by Section 5.2.

(h) None of the parties to any Material Contract is a Governmental Authority.

(i) Schedule 7 is a complete and correct list of all contracts and agreements to which such Grantor is a party (other than the Priority Lien Debt Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

4.11. Intellectual Property. (a) Schedule 6 lists all Registered Intellectual Property owned by such Grantor in its own name on the date hereof, which is valid, subsisting and unexpired, and all registered Copyrights exclusively licensed to such Grantor as of the date hereof.

(b) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property owned or exclusively licensed by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(c) As of the date hereof, no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question in any respect the validity, enforceability, ownership or use of, or such Grantor’s rights in, any Intellectual Property owned by it or, to such Grantor’s knowledge, any other Intellectual Property licensed or used by it, and such Grantor knows of no valid basis for same, in any case that could reasonably be expected to have a Material Adverse Effect.

4.12. Commercial Tort Claims. On the date hereof, no Grantor has rights in any Commercial Tort Claim with a reasonably estimated value in excess of $250,000 in the aggregate for all Grantors, except as set forth on Schedule 9.

4.13. Deposit Accounts, Certificated Securities. Schedule 10 sets forth, as of the date hereof, the Borrower’s principal concentration deposit account(s) as described in Section 6.12 of the Credit Agreement, and indicates the bank or intermediary at which such account is held and the account number. Each Grantor has taken all actions necessary, including without limitation those specified in Schedule 3 and Section 5.2 to establish the Collateral Trustee’s Control, in form and substance reasonably satisfactory to the Collateral Trustee, over any portion of the Investment Property constituting Certificated Securities and establish the Collateral Trustee’s Control, in form and substance reasonably satisfactory to the Collateral Trustee, over the Deposit Account described in the first sentence of this Section 4.13 or any other principal concentration deposit account maintained by the Borrower.

4.14. Letter-of-Credit Rights. On the date hereof, no Grantor has rights in any Letter-of-Credit Right with a value in excess of $250,000 in the aggregate for all Grantors, except as set forth on Schedule 11.

SECTION 5. COVENANTS

Each Grantor covenants and agrees with the Collateral Trustee and the Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Revolving Commitments shall have terminated:

5.1. Covenants in Credit Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

5.2. Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to the Collateral Trustee, duly indorsed in a manner satisfactory to the Collateral Trustee, to be held as Collateral pursuant to this Agreement; provided that the Grantors shall not be obligated to deliver to the Collateral Trustee any Instruments or Chattel Paper held by any Grantor at any time to the extent that the aggregate face amount of all such Instruments and Chattel Paper held by all Grantors at such time does not exceed $500,000.

5.3. Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be customarily maintained under similar circumstances by Persons of established reputation engaged in similar businesses and (ii) insuring such Grantor, the Collateral Trustee and the Secured Parties against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts (subject to reasonable self-insurance levels and deductibles) and having such coverage as may be customarily maintained under similar circumstances by Persons of established reputation engaged in similar businesses.

(b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Trustee of written notice thereof and (ii) name the Collateral Trustee as insured party or loss payee.

(c) The Borrower shall deliver to the Collateral Trustee and each Priority Lien Debt Representative a report of a reputable insurance broker with respect to such insurance substantially concurrently with the delivery by the Borrower to the Collateral Trustee of its audited financial statements for each fiscal year and such supplemental reports with respect thereto as the Collateral Trustee may from time to time reasonably request.

5.4. Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

5.5. Maintenance of Perfected Security Interest; Further Documentation (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

(b) Such Grantor will furnish to the Collateral Trustee and each Priority Lien Debt Representative from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Collateral Trustee may reasonably request, all in reasonable detail.

(c) At any time and from time to time, and at the sole expense of such Grantor, such Grantor will promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Trustee or an Act of Required Debtholders may reasonably request in writing for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (1) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any appropriate jurisdiction with respect to the security interests created hereby, (2) without limiting the effects of Section 5.2, in the case of Investment Property in excess of $500,000 and any Deposit Account that constitutes such Grantor’s principal “concentration account,” taking any actions necessary to enable the Collateral Trustee to obtain Control with respect thereto, and (3) in the case of Letter of Credit Rights, requesting the consent of the issuer of the related letter of credit to the assignment of the proceeds thereof to the Collateral Trustee so as to enable the Collateral Trustee to obtain Control with respect thereto.

5.6. Changes in Name, etc. Such Grantor will not, except upon 15 days’ prior written notice to the Collateral Trustee and delivery to the Collateral Trustee of all duly authorized, and where required, additional executed financing statements and other documents reasonably requested by the Collateral Trustee to maintain the validity, perfection and priority of the security interests provided for herein:

(a) change its jurisdiction of organization; or

(b) change its name, identity, corporate structure or chief executive office.

5.7. Notices. Such Grantor will advise the Collateral Trustee and the Priority Lien Debt Representatives promptly, in reasonable detail, of:

(a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Collateral Trustee to exercise any of its remedies hereunder; and

(b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.8. Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Trustee and the Secured Parties, hold the same in trust for the Collateral Trustee and the Secured Parties and promptly deliver the same forthwith to the Collateral Trustee in the exact form received, duly indorsed by such Grantor to the Collateral Trustee, together with an undated transfer power covering such certificate duly executed in blank by such Grantor and with signature guaranteed, to be held by the Collateral Trustee, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Trustee to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Trustee, be delivered to the Collateral Trustee to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Trustee, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations. Notwithstanding the foregoing, the Grantors shall not be required to pay over to the Collateral Trustee or deliver to the Collateral Trustee as Collateral any proceeds of any liquidation or dissolution of any Issuer, or any distribution of capital or property in respect of any Investment Property, to the extent that (i) such liquidation, dissolution, payment or distribution is permitted by the Priority Lien Debt Documents and (ii) the proceeds thereof are used or applied in accordance with the terms of the Priority Lien Debt Documents including any prepayment required thereby.

(b) Without the prior written consent of the Collateral Trustee, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Priority Lien Debt Documents), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Trustee to sell, assign or transfer any of the Investment Property or Proceeds thereof, except in each case as permitted under the terms of the Priority Lien Debt Documents.

(c) Without the prior written consent of the Collateral Trustee, such Grantor will not cause or permit any Issuer of any Pledged Stock constituting Capital Stock in a limited liability company or limited partnership (if any) which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Stock constituting Capital Stock in a limited liability company or limited partnership to be treated as securities for purposes of the UCC; provided, however, that notwithstanding the foregoing, if such Issuer takes any such action in violation of the foregoing, (i) such Grantor shall cause the interest in such limited liability company or limited partnership to be certificated and shall deliver such certificate to the Administrative Agent, pursuant to Section 5.8(a) and (ii) such Grantor shall fulfill all other requirements under Section 5.8 applicable in respect thereof.

(d) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Trustee promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(d) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(d) or 6.7 with respect to the Investment Property issued by it.

5.9. Material Contracts. (a) Such Grantor will perform and comply with all its obligations under the Material Contracts, where failure to so perform and comply would reasonably be expected to have a Material Adverse Effect.

(b) Such Grantor will not amend, modify, terminate or waive any provision of any Material Contract in any manner which could reasonably be expected to materially adversely affect the value of such Material Contract as Collateral.

(c) Such Grantor will use commercially reasonable efforts to cause the other party to perform its material obligations under each such Material Contract (other than any right of termination).

(d) Such Grantor will promptly deliver to the Collateral Trustee a copy of each material demand, notice or document received by it relating in any way to any Material Contract that questions the validity or enforceability of such Material Contract.

5.10. Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark on each and every trademark class of goods and services applicable to its current business in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Trustee, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way, except in any such case where the failure to comply with any of the foregoing clauses (i) through (v) would not reasonably be expected to have a Material Adverse Effect.

(b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent may become forfeited, abandoned or dedicated to the public, except in any such case where the failure to comply with the foregoing would not reasonably be expected to have a Material Adverse Effect.

(c) Such Grantor (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby (i) any Copyrights may become invalidated or otherwise impaired, or (ii) any Copyright may fall into the public domain, except in any such case where the failure to comply with any of the foregoing clauses (i) or (ii) would not reasonably be expected to have a Material Adverse Effect.

(d) Such Grantor will not infringe the intellectual property rights of any other Person, except in any such case where the failure to comply with the foregoing would not reasonably be expected to have a Material Adverse Effect.

(e) Such Grantor will notify the Collateral Trustee and the Priority Lien Debt Representatives in writing promptly if it knows, or has reason to know, that any application or registration relating to any Intellectual Property having material economic value may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any similar office, court or tribunal in any country) regarding such Grantor’s rights in, or the validity, enforceability, ownership or use of, any Intellectual Property having material economic value, including such Grantor’s right to register the same or to own and maintain the same.

(f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall (i) acquire, become the exclusive licensee of, or file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, or (ii) file a statement of use or amendment to allege use with respect to any intent-to-use Trademark application, such Grantor shall report any filing in respect thereof to the Collateral Trustee at the time specified in Section 6.2(b) of the Credit Agreement. Such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as necessary to evidence the Collateral Trustee’s security interest in any Copyright, Patent or Trademark applications, registrations and exclusive inbound licenses, and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Intellectual Property having material economic value, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h) If any Grantor has knowledge that any Intellectual Property having material economic value is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) promptly notify the Collateral Trustee after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

5.11. Aircraft. Within nine (9) months of the Closing Date (or such later date as may be agreed by the Administrative Agent in its sole discretion), the Collateral Trustee shall have received in respect of any aircraft owned by any Grantor security documents granting a Lien on such aircraft (and related property) to the Collateral Trustee for the ratable benefit of the Secured Parties and such Grantor shall take such other action as may be necessary, or, as reasonably determined by the Administrative Agent, desirable to perfect the Collateral Trustee’s first priority security interest in such aircraft (and related property), it being acknowledged and agreed that each of the Collateral Trustee and the Administrative Agent is expressly authorized to unilaterally exercise or cause to be exercised any and all rights of a secured party permitted to be exercised unilaterally hereunder or under applicable law, including the filing of UCC financing statements (or amendments thereto) in respect of any such aircraft (and related property).

5.1.

5.2.

5.3.

5.4.

5.5.

5.6.

5.7.

5.8.

5.9.

5.10.

5.11.

5.12. Obligation to Update.

(a) Within 30 days after the date of any additional Commercial Tort Claims with a reasonably estimated value in excess of $250,000 in the aggregate for all Grantors arising since Schedule 9 was last delivered, such Grantor shall provide the Collateral Trustee with an amended or supplemented Schedule 9 to reflect such additional Commercial Tort Claims.

(b) Within 30 days after the date of acquiring any principal concentration deposit account since Schedule 10 was last delivered, Borrower shall provide the Collateral Trustee with an amended or supplemented Schedule 10 to reflect such additional Deposit Account.

(c) Within 30 days after the date of obtaining rights in any Letter-of-Credit Rights with a value in excess of $250,000 in the aggregate for all Grantors, such Grantor shall provide the Collateral Trustee with an amended or supplemented Schedule 11 to reflect such additional Letter-of-Credit Rights.

SECTION 6. REMEDIAL PROVISIONS

6.1. Certain Matters Relating to Receivables. (a) The Collateral Trustee shall have the right, at any time after the occurrence and during the continuance of an Event of Default, to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Trustee may require in connection with such test verifications. At any time and from time to time, at any time after the occurrence and during the continuance of an Event of Default, upon the Collateral Trustee’s request (acting upon the written direction of the Priority Lien Debt Representative and/or the Secured Parties) and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Collateral Trustee to furnish to the Collateral Trustee reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

(b) After the occurrence and during the continuance of an Event of Default, each Grantor shall collect such Grantor’s Receivables, subject to the Collateral Trustee’s direction and control, and the Collateral Trustee shall (acting upon the written direction of the Priority Lien Debt Representative and/or the Secured Parties) curtail or terminate said authority at any time. After the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall, not later than 10 calendar days after the occurrence of such Event of Default, be deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Trustee if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Trustee, subject to withdrawal by the Collateral Trustee for the account of the Secured Parties only as provided in Section 6.7, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Trustee and the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c) At any time after the occurrence and during the continuance of an Event of Default, at the Collateral Trustee’s request (acting upon the written direction of the Priority Lien Debt Representative and/or the Secured Parties), each Grantor shall deliver to the Collateral Trustee all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

6.2. Communications with Obligors; Grantors Remain Liable. (a) The Collateral Trustee in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Material Contracts to verify with them to the Collateral Trustee’s satisfaction the existence, amount and terms of any Receivables or Material Contracts.

(b) Upon request by the Collateral Trustee (acting upon the written direction of the Priority Lien Debt Representative and/or the Secured Parties), at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Material Contracts that the Receivables and the Material Contracts have been assigned as collateral to the Collateral Trustee for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Trustee.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Material Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Material Contract by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Material Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3. Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Trustee shall (acting upon the written direction of the Priority Lien Debt Representative and/or the Secured Parties) have given notice to the Borrower that the rights of the Grantors under this Section 6.3(a) are being suspended, each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Priority Lien Debt Documents, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Collateral

Trustee’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Priority Lien Debt Document.

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Trustee shall have notified the Borrower of the suspension of the rights of the Grantors under Section 6.3(a) above, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive and all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise, in each case pursuant Section 6.3(a) shall cease, and all such rights shall thereupon become vested in the Collateral Trustee, including, without limitation, (i) the Collateral Trustee shall have the sole and exclusive right and authority to receive any and all dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in the order set forth in Section 6.7, and (ii) at the election of the Collateral Trustee any or all of the Investment Property shall be registered in the name of the Collateral Trustee or its nominee, and (iii) the Collateral Trustee or its nominee shall have the sole and exclusive right and power to exercise (1) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders, members or partners of the relevant Issuer or Issuers or otherwise and (2) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Collateral Trustee of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Trustee may determine), all without liability except to account for property actually received by it, but the Collateral Trustee shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) In order to permit the Collateral Trustee to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, in each case after the occurrence and during the continuation of an Event of Default, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Trustee all such proxies, dividend payment orders and other instruments as the Collateral Trustee may from time to time reasonably request (acting upon the written direction of the Priority Lien Debt Representative and/or the Secured Parties) and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Collateral Trustee an irrevocable proxy to vote all or any part of the Investment Property and to exercise all other rights, powers, privileges and remedies to which a holder of the Investment Property would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Investment Property on the record books of the Issuer thereof) by any other Person (including the Issuer of such Investment Property or any officer, manager or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Obligations.

(d) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Trustee in writing that (1) states that an Event of Default has occurred and is continuing and (2) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Collateral Trustee.

6.4. Grant of Intellectual Property License. For the purpose of enabling the Collateral Trustee, during the continuance of an Event of Default, to exercise rights and remedies under Section 6 hereof at such time as the Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Trustee, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired, developed or created by such Grantor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

6.5. Proceeds to be Turned Over to Collateral Trustee. In addition to the rights of the Collateral Trustee and the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks, other near cash items and other Instruments shall be held by such Grantor in trust for the Collateral Trustee and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be promptly turned over to the Collateral Trustee in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Trustee, if required). All Proceeds received by the Collateral Trustee hereunder shall be held by the Collateral Trustee in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Trustee in a Collateral Account (or by such Grantor in trust for the Collateral Trustee and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.6.

6.6. Application of Proceeds. Subject to the Collateral Trust Agreement (if still in effect), at such intervals as may be agreed upon by the Borrower and the Collateral Trustee, or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Trustee’s election, the Collateral Trustee may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

First, to pay incurred and unpaid fees and expenses of the Collateral Trustee and the Priority Lien Debt Representatives under the Priority Lien Debt Documents;

Second, to the Collateral Trustee, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

Third, to the Collateral Trustee, for application by it towards prepayment of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then held by the Secured Parties; and

Fourth, any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit (other than those that have been cash collateralized or otherwise secured by a collateral arrangement reasonably satisfactory to the Issuing Lenders) shall be outstanding and the Revolving Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

6.7. Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Trustee, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Trustee, without demand of performance or other demand, defense, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Trustee or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Trustee until the sale price is paid by the purchaser(s) thereof, but the Collateral Trustee shall not incur any liability in case any such purchaser(s) shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold or to become the licensor of all or any such Collateral, free of any right or equity of redemption, stay, valuation or appraisal on the part of any Grantor, which right or equity is hereby waived and released. For purposes of bidding and making settlement or payment of the purchase price for all or a portion of the Collateral sold at any such sale, the Collateral Trustee, on behalf of the Secured Parties, shall be entitled to credit bid and use and apply the Obligations (or any portion thereof) as a credit on account of the purchase price for any Collateral payable by the Collateral Trustee at such same, such amount to be apportioned ratably to the Obligations of the Secured Parties in accordance with their pro rata share of such Obligations. Each Grantor hereby waives, to the extent permitted by law, any claims against the Collateral Trustee or any Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Trustee accepts the first offer received and does not offer such Collateral to more than one offeree; provided that the foregoing waiver shall not affect the obligations of the parties to exercise remedies under this Agreement in a commercially reasonable manner in accordance with applicable law. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives, to the extent permitted by applicable law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor further agrees, at the Collateral Trustee’s request and at such Grantor’s expense, (i) to assemble the Collateral and make it available to the Collateral Trustee at places which the Collateral Trustee shall reasonably select, whether at such Grantor’s premises or elsewhere and (ii) to permit the Collateral Trustee to occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period and without any obligation to pay rent to any Grantor in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; (iii) prior to the disposition of the Collateral, the Collateral Trustee shall have the right to store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Trustee deems appropriate. The Collateral Trustee shall apply the net proceeds of any action taken by it pursuant to this Section 6.7, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Trustee and the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 6.6, and only after such application and after the payment by the Collateral Trustee of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Collateral Trustee account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Trustee or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before a public sale or the time after which any private sale is to be made. The Collateral Trustee shall not be obligated to make any sale of any Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such Sale may, without further notice, be made at the time and place to which it was so adjourned. The Collateral Trustee shall have no obligation to marshal any of the Collateral.

6.8. Registration Rights. (a) If the Collateral Trustee shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.7, and if in the opinion of the Collateral Trustee it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Trustee, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Trustee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all applicable jurisdictions and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that the Collateral Trustee may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Trustee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.8 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.9 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.8 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

6.9. Subordination. Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Collateral Trustee, all Indebtedness owing by it to any Subsidiary of the Borrower shall be fully subordinated to the indefeasible payment in full in cash of such Grantor’s Obligations.

6.10. Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Collateral Trustee or any Secured Party to collect such deficiency.

SECTION 7. THE COLLATERAL TRUSTEE

7.1. Collateral Trustee’s Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)	in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Material Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Trustee for the purpose of collecting any and all such moneys due under any Receivable or Material Contract or with respect to any other Collateral whenever payable;

(ii)	in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Trustee may request to evidence the Collateral Trustee’s security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)	pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or purchase any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)	execute, in connection with any sale provided for in Section 6.8 or 6.9, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)	(1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Trustee or as the Collateral Trustee shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Trustee may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Trustee shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and do, at the Collateral Trustee’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Trustee deems necessary to protect, preserve or realize upon the Collateral and the Collateral Trustee’s and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1 (a) to the contrary notwithstanding, the Collateral Trustee agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Trustee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Collateral Trustee incurred in connection with actions undertaken as provided in this Section 7.1 (including attorney’s fees and expenses), together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due Base Rate Loans under the Credit Agreement, from the date of payment by the Collateral Trustee to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Trustee on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2. Duty of Collateral Trustee. The Collateral Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Trustee deals with similar property for its own account. Neither the Collateral Trustee, any Secured Party nor any

of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Trustee and the Secured Parties hereunder are solely to protect the Collateral Trustee’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Trustee or any Secured Party to exercise any such powers. The Collateral Trustee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3. Authority to File Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Collateral Trustee to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Trustee determines appropriate to perfect the security interests of the Collateral Trustee under this Agreement. Each Grantor authorizes the Collateral Trustee to use the collateral description “all personal property” or words of similar effect in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Collateral Trustee of any financing statement with respect to the Collateral made prior to the date hereof.

7.4. Authority of Collateral Trustee. Each Grantor acknowledges that the rights, protections, immunities and responsibilities of the Collateral Trustee under this Agreement with respect to any action taken by the Collateral Trustee or the exercise or non-exercise by the Collateral Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Trustee and the Secured Parties, be governed by the Collateral Trust Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Trustee and the Grantors, the Collateral Trustee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8. MISCELLANEOUS

8.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 of the Credit Agreement.

8.2. Notices. All notices, requests and demands to or upon the Collateral Trustee or any Grantor hereunder shall be effected in the manner provided for in Section 7.8 of the Collateral Trust Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

8.3. No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Trustee nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Trustee or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Trustee or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Trustee or any Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4. Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay, or reimburse each Secured Party and the Collateral Trustee for, all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Priority Lien Debt Documents, Specified Hedge Agreements or Specified Cash Management Agreements to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Secured Party and of counsel to the Collateral Trustee.

(b) Each Guarantor, jointly and severally, agrees to pay, and to save the Collateral Trustee and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each Guarantor, jointly and severally, agrees to pay, and to save the Collateral Trustee and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 11.5 of the Credit Agreement.

(d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Priority Lien Debt Documents.

8.5. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee.

8.6. Set-Off. In addition to any rights and remedies of the Secured Parties provided by law, each Secured Party shall have the right, upon the occurrence and during the continuation of any Event of Default, and without any further notice to any Grantor, any such notice being expressly waived by each Grantor to the extent permitted by applicable law, upon any Obligations becoming due and payable by any Grantor hereunder (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of such Grantor, as the case may be. Each Secured Party agrees promptly to notify the relevant Grantor and the Collateral Trustee in writing after any such setoff and application made by such Secured Party, provided that the failure to give such notice shall not affect the validity of such setoff and application.

8.7. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10. Integration. This Agreement and the other Priority Lien Debt Documents represent the agreement of the Grantors, the Collateral Trustee and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Trustee or any Secured Party relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the other Priority Lien Debt Documents.

8.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12. Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Collateral Trustee shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13. Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Priority Lien Debt Documents to which it is a party;

(b) neither the Collateral Trustee nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Priority Lien Debt Documents, and the relationship between the Grantors, on the one hand, and the Collateral Trustee and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

8.14. Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to the terms of the Credit Agreement or other Priority Lien Debt Document shall become a Guarantor and Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

8.15. Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Borrower Hedge Agreement Obligations and Borrower Cash Management Agreement Obligations) shall have been paid in full, the Revolving Commitments have been terminated and no Letters of Credit shall be outstanding or any outstanding Letters of Credit shall have been cash collateralized or otherwise secured by a collateral arrangement reasonably satisfactory to the Issuing Lenders, and each Specified Hedge Agreement and Specified Cash Management Agreement of any Qualified Counterparty shall have been either (i) paid in full or (ii) secured by a collateral arrangement satisfactory to such Qualified Counterparty as determined in its sole discretion, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Trustee and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the written request and sole expense of any Grantor (and to the extent and in the form required by the Collateral Trust Agreement, upon receipt of an officer’s certificate and an opinion of counsel) following any such termination, the Collateral Trustee shall deliver to such Grantor any Collateral held by the Collateral Trustee hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, in accordance with the provisions of the Collateral Trust Agreement.

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Priority Lien Debt Documents or that has been consented to in accordance with the terms of the Credit Agreement and any other applicable Priority Lien Debt Document, then the Collateral Trustee, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Loan Documents and other applicable Priority Lien Debt Documents or that has been consented to in accordance with the terms of the Credit Agreement and any other applicable Priority Lien Debt Document; provided that the Borrower shall have delivered to the Collateral Trustee, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Priority Lien Debt Documents.

8.16. WAIVER OF JURY TRIAL. EACH GRANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE COLLATERAL TRUSTEE AND EACH SECURED PARTY, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

CARMIKE CINEMAS, INC.

By:
Name:
Title:

CARMIKE CONCESSIONS II, LLC

By:
Name:
Title:

CARMIKE CONCESSIONS, LLC

By:
Name:
Title:

CARMIKE GIFTCO, INC.

By:
Name:
Title:

CARMIKE MOTION PICTURES ALLENTOWN, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES BIRMINGHAM II, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES BIRMINGHAM III, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES BIRMINGHAM, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES CHATTANOOGA, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES DAPHNE, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES FT. WAYNE, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES HUNTSVILLE, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES INDIANAPOLIS, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES MELBOURNE, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES ORANGE BEACH, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES PENSACOLA II, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES PENSACOLA, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES PEORIA, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES PORT ST. LUCIE, LLC

By:
Name:
Title:

CARMIKE REVIEWS HOLDINGS, LLC

By:
Name:
Title:

DC APPLE VALLEY CINEMA, LLC

By:
Name:
Title:

DC BLOOMFIELD CINEMA, LLC

By:
Name:
Title:

DC CHURCHVILLE CINEMA, LLC

By:
Name:
Title:

DC CINEMA CENTERS, LLC

By:
Name:
Title:

DC CRANFORD CINEMA, LLC

By:
Name:
Title:

DC LANSING CINEMA, LLC

By:
Name:
Title:

DC LISBON CINEMA, LLC

By:
Name:
Title:

DC LONDONDERRY CINEMA, LLC

By:
Name:
Title:

DC MECHANICSBURG CINEMA, LLC

By:
Name:
Title:

DC MISSION MARKETPLACE CINEMA, LLC

By:
Name:
Title:

DC NEW SMYRNA BEACH CINEMA, LLC

By:
Name:
Title:

DC POWAY CINEMA, LLC

By:
Name:
Title:

DC RIVER VILLAGE CINEMA, LLC

By:
Name:
Title:

DC SARVER CINEMA, LLC

By:
Name:
Title:

DC SOLON CINEMA, LLC

By:
Name:
Title:

DC SPARTA CINEMA, LLC

By:
Name:
Title:

DC SURPRISE CINEMA, LLC

By:
Name:
Title:

DC TEMECULA CINEMA, LLC

By:
Name:
Title:

DC TORRINGTON CINEMA, LLC

By:
Name:
Title:

DC WESTFIELD CINEMA, LLC

By:
Name:
Title:

DIGITAL CINEMA DESTINATIONS CORP.

By:
Name:
Title:

EASTWYNN THEATRES, INC.

By:
Name:
Title:

GEORGE G. KERASOTES CORPORATION

By:
Name:
Title:

GKC INDIANA THEATRES, INC.

By:
Name:
Title:

GKC MICHIGAN THEATRES, INC.

By:
Name:
Title:

GKC THEATRES, INC.

By:
Name:
Title:

MILITARY SERVICES, INC.

By:
Name:
Title:

SETH CHILDS 12 OF KANSAS L.L.C.

By:
Name:
Title:

START MEDIA/DIGIPLEX, LLC

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

Annex I

to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of             , 20    , made by                                         , a                      [corporation] (the “Additional Grantor”), in favor of Wells Fargo Bank, National Association, as collateral trustee (in such capacity, the “Collateral Trustee”) for the Secured Parties described in the Guarantee and Collateral Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement.

W I T N E S S E T H :

WHEREAS, Carmike Cinemas, Inc. (the “Borrower”) and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 17, 2015 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Collateral Trustee for the ratable benefit of the Secured Parties referred to therein;

WHEREAS, the Guarantee and Collateral Agreement provides that the Additional Grantor may become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

2

Annex II

to

Guarantee and Collateral Agreement

ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of June 17, 2015 (the “Agreement”), made by the Grantors parties thereto for the benefit of Wells Fargo Bank, National Association, as Collateral Trustee. The undersigned agrees for the benefit of the Secured Parties as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The undersigned will notify the Collateral Trustee promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By

Title

Address for Notices:

Fax: